Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440) 395-2370
http://www.progressive.com

PROGRESSIVE REPORTS DECEMBER RESULTS

MAYFIELD VILLAGE, OHIO — January 20, 2010 — The Progressive Corporation today reported the following results for December and the fourth quarter 2009:

	Month			Quarter
(millions, except per share amounts and ratios; unaudited)	2009	2008	Change[1]	2009	2008	Change [1]

Net premiums written	$1,155.8	$905.7	28%	$3,397.9	$3,091.8	10%
Net premiums earned	$1,326.4	$1,047.5	27%	$3,719.4	$3,414.0	9%
Net income (loss)	$118.3	$(123.2)	NM	$305.0	$159.3	91%
Per share[2]	$.18	$(.18)	NM	$.46	$.24	92%
Pretax net realized gains (losses) on securities (including net impairment losses)	$19.7	$(247.8)	NM	$45.8	$(59.3)	NM
Combined ratio	90.9	98.9	(8.0) pts.	91.5	95.2	(3.7) pts.
Average equivalent shares[2]	667.7	667.1	0%	669.1	671.7	0%

NM = Not Meaningful

[1]

Operating results include 5 weeks of activity for December 2009 and 14 weeks for the Fourth Quarter 2009. Excluding the additional week of activity, net premiums written growth would have been approximately 2% for both the month and fourth quarter, and net premiums earned growth would have been approximately 1% for both periods. See the “Monthly Commentary” for additional discussion.

[2]

Represents diluted earnings per share and diluted average equivalent shares for all periods except December 2008. Since we reported a net loss in December 2008, the calculated diluted earnings per share was antidilutive; therefore, basic earnings per share and basic average equivalent shares are disclosed.

(in thousands; unaudited)	December	December	Change
	2009	2008
Policies in Force:
Agency – Auto	4,299.2	4,288.6	0%
Direct – Auto	3,201.1	2,824.0	13%

Total Personal Auto	7,500.3	7,112.6	5%
Total Special Lines	3,440.3	3,352.3	3%

Total Personal Lines	10,940.6	10,464.9	5%

Total Commercial Auto	512.8	539.4	(5)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for automobiles and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

December 2009

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,155.8

Revenues:
Net premiums earned	$1,326.4

Investment income	49.2	Includes a $5.8 million cumulative increase to interest income that reflects changes in the yield assumptions used on variable rate structured debt securities that we hold.

Net realized gains (losses) on securities:
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(6.1)
Less: portion of loss recognized in other comprehensive income	3.9

Net impairment losses recognized in earnings	(2.2)
Net realized gains (losses) on securities	21.9

Total net realized gains (losses) on securities	19.7
Service revenues	1.4

Total revenues	1,396.7

Expenses:
Losses and loss adjustment expenses	954.4
Policy acquisition costs	128.2
Other underwriting expenses	123.0
Investment expenses	1.3
Service expenses	1.3
Interest expense	11.8

Total expenses	1,220.0

Income before income taxes	176.7
Provision for income taxes	58.4

Net income	$118.3

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	661.4

Per share	$.18

Diluted:
Average shares outstanding	661.4
Net effect of dilutive stock-based compensation	6.3

Total equivalent shares	667.7

Per share	$.18

[1]

Operating results include 5 weeks of activity. See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2008 audited consolidated financial statements included in our 2008 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

Year Ended December 2009

(millions – except per share amounts)

(unaudited)

	Year[1]		% Change
	2009	2008

Net premiums written	$14,002.9	$13,604.3	3

Revenues:
Net premiums earned	$14,012.8	$13,631.4	3
Investment income	507.0	637.7	(20)
Net realized gains (losses) on securities:
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(80.9)
Less: portion of loss recognized in other comprehensive income	40.1

Net impairment losses recognized in earnings	(40.8)
Net realized gains (losses) on securities	67.9

Total net realized gains (losses) on securities	27.1	(1,445.1)	NM
Service revenues	16.7	16.1	4

Total revenues	14,563.6	12,840.1	13

Expenses:
Losses and loss adjustment expenses	9,904.9	10,015.0	(1)
Policy acquisition costs	1,364.6	1,358.1	0
Other underwriting expenses	1,567.7	1,523.4	3
Investment expenses	11.1	8.8	26
Service expenses	19.4	20.4	(5)
Interest expense	139.0	136.7	2

Total expenses	13,006.7	13,062.4	0

Income (loss) before income taxes	1,556.9	(222.3)	NM
Provision (benefit) for income taxes	499.4	(152.3)	NM

Net income (loss)	$1,057.5	$(70.0)	NM

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	666.8	668.0	0

Per share	$1.59	$(.10)	NM

Diluted:
Average shares outstanding	666.8	668.0	0
Net effect of dilutive stock-based compensation	5.4	5.9	(8)

Total equivalent shares	672.2	673.9	0

Per share[2]	$1.57	$(.10)	NM

NM = Not Meaningful

[1]	Operating results for 2009 include 53 weeks of activity, as compared to 52 weeks in 2008.
[2]

For 2009, diluted earnings per share is disclosed. In 2008, due to the net loss for the year, the calculated diluted earnings per share was antidilutive; therefore, basic earnings per share is disclosed.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

December 2009

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income (loss) for the period:

	Current Month	Year
		2009	2008
Net income (loss)	$118.3	$1,057.5	$(70.0)

After-tax changes (excluding cumulative effect adjustment1 ) in:
Net unrealized gains (losses) on securities	(12.1)	722.7
Portion of OTI losses recognized in other comprehensive income	(2.6)	(26.1)

Total net unrealized gains (losses) on securities	(14.7)	696.6	(541.8)
Net unrealized gains on forecasted transactions	(.8)	(3.3)	(2.9)
Foreign currency translation adjustment	1.4	1.4	0

Comprehensive income (loss)	$104.2	$1,752.2	$(614.7)

Per share[2]	$.16	$2.61	$(.92)

[1]

In June 2009, we recorded a $189.6 million ($291.8 million pretax) cumulative effect of change in accounting principle in accordance with the new accounting guidance for other-than-temporary impairments we adopted during the second quarter 2009.

[2]

For 2009, amounts disclosed are diluted comprehensive income per share. In 2008, due to the comprehensive loss for the year, the calculated diluted comprehensive loss per share was antidilutive; therefore, basic comprehensive loss per share is disclosed.

The following table sets forth the investment results for the period:

	Current Month	Year
		2009	2008
Fully taxable equivalent total return:
Fixed-income securities	.2%	12.2%	(7.1)%
Common stocks	2.5%	29.5%	(36.5)%
Total portfolio	.3%	12.5%	(10.4)%

Pretax recurring investment book yield	4.2%[1]	3.7%	4.7%

[1]	Includes the $5.8 million interest income adjustment. See “Comments on Monthly Results” on page 2 for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

December 2009

($ in millions)

(unaudited)

Current Month
				Commercial Auto Business
	Personal Lines Business				Other Businesses[1]	Companywide Total
	Agency	Direct	Total
Net Premiums Written	$605.5	$437.4	$1,042.9	$112.3	$.6	$1,155.8
% Growth in NPW[2]	24%	36%	29%	18%	NM	28%
Net Premiums Earned	$694.9	$484.4	$1,179.3	$145.1	$2.0	$1,326.4
% Growth in NPE[2]	24%	36%	29%	11%	NM	27%

GAAP Ratios
Loss/LAE ratio	71.7	74.5	72.8	64.7	NM	72.0
Expense ratio	19.7	17.9	19.0	19.1	NM	18.9

Combined ratio	91.4	92.4	91.8	83.8	NM	90.9

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$4.5
Current accident year						(2.4)

Calendar year actuarial adjustment	$2.2	$3.0	$5.2	$(3.1)	$0	$2.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$4.5
All other development						11.5

Total development						$16.0

Calendar year loss/LAE ratio						72.0

Accident year loss/LAE ratio						73.2

Statutory Ratios
Loss/LAE ratio						72.0
Expense ratio						20.3

Combined ratio						92.3

[1]

The other businesses generated an underwriting profit of $1.1 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Excluding the extra week of activity during December 2009, growth would have been approximately:

	Personal Lines Business			Commercial Auto Business	Other Businesses	Companywide Total
	Agency	Direct	Total
% Growth in NPW	(1)%	9%	3%	(6)%	NM	2%
% Growth in NPE	(1)%	9%	3%	(11)%	NM	1%

[3]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Year Ended December 2009

($ in millions)

(unaudited)

Year
				Commercial Auto Business	Other Businesses[1]	Companywide Total
	Personal Lines Business
	Agency	Direct	Total
Net Premiums Written	$7,391.2	$5,061.9	$12,453.1	$1,533.9	$15.9	$14,002.9
% Growth in NPW[2]	1%	11%	5%	(10)%	NM	3%
Net Premiums Earned	$7,414.8	$4,951.1	$12,365.9	$1,623.3	$23.6	$14,012.8
% Growth in NPE[2]	1%	10%	4%	(8)%	NM	3%

GAAP Ratios
Loss/LAE ratio	71.1	72.3	71.5	64.7	NM	70.7
Expense ratio	21.1	20.5	20.9	21.1	NM	20.9

Combined ratio	92.2	92.8	92.4	85.8	NM	91.6

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$3.9
Current accident year						(51.5)

Calendar year actuarial adjustment	$(26.9)	$(16.0)	$(42.9)	$(4.4)	$(.3)	$(47.6)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$3.9
All other development						132.1

Total development						$136.0

Calendar year loss/LAE ratio						70.7

Accident year loss/LAE ratio						71.7

Statutory Ratios
Loss/LAE ratio						70.6
Expense ratio						21.0

Combined ratio						91.6

Estimated Statutory Surplus[4]						$4,953.6

NM = Not Meaningful

[1]	The other businesses generated an underwriting profit of $8.7 million.
[2]	The additional week of activity added about two percentage points to each of the written and earned premium growth rates for the year.
[3]	Represents adjustments solely based on our corporate actuarial reviews.
[4]	During December, the parent company received $1.0 billion in the form of cash dividends and returns of capital, net of contributions, from the insurance subsidiaries.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

December 2009

CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at fair value:
Fixed maturities (amortized cost: $11,717.0)	$11,563.4
Equity securities:
Nonredeemable preferred stocks[2] (cost: $665.4)	1,255.8
Common equities (cost: $598.4)	816.2
Short-term investments (amortized cost: $1,078.0)	1,078.0

Total investments[3,4,5]	14,713.4
Net premiums receivable	2,454.8
Deferred acquisition costs	402.2
Other assets	2,275.4

Total assets	$19,845.8

Unearned premiums	$4,172.9
Loss and loss adjustment expense reserves	6,449.5
Other liabilities[5]	1,297.6
Debt	2,177.2
Shareholders’ equity	5,748.6

Total liabilities and shareholders’ equity	$19,845.8

Common shares outstanding	672.6
Shares repurchased – December	0.8
Average cost per share	$17.38
Book value per share	$8.55
Trailing 12-month return on average shareholders’ equity	21.4%
Net unrealized pretax gains (losses) on investments	$661.8
Increase (decrease) from November 2009	$(22.7)
Increase (decrease) from December 2008	$780.0
Debt-to-total capital ratio	27.5%
Fixed-income portfolio duration	2.3 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	.71

[1]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $325.9 million.
[2]	As of December 31, 2009, we held certain hybrid securities and recognized a change in fair value of $7.2 million as a realized loss during the period we held these securities.
[3]	Includes $5.9 billion of short-term investments and U.S. Treasury securities prior to settling $7.7 million of net security transactions outstanding as of month-end.
[4]	Includes $2.2 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
[5]	Includes $7.7 million of net unsettled security transactions (as discussed in note 3 above).

Monthly Commentary

•

Pursuant to our accounting calendar for 2009, the fourth quarter has 14 weeks of activity with December being a 5-week month. Progressive operates on an accounting calendar that typically consists of a 52-week year, with 13-week quarters and a 4-week December. Under this calendar, we periodically recognize an additional week of activity, as is the case for 2009. Consequently, our 2009, fourth quarter and December periods each include an additional week, which affects comparisons of those periods to prior years.

•

On December 11, 2009, The Board of Directors declared an annual dividend to be paid on February 5, 2010, to shareholders of record at the close of business on January 27, 2010. The amount of the dividend is $.1613 per common share, or an estimated $108.5 million in the aggregate, and is reflected in our 2009 financial statements. The dividend was calculated using the following formula, as specified by the Board in its December dividend declaration:

Dividend Amount Per Share	=	After-Tax Underwriting Income	X	20% Target	X	Gainshare Factor
Common Shares Outstanding on 12/31/09

Applying full year 2009 financial results, the dividend was calculated as follows:

$.1613/share	=	$764.1 million	X	20%	X	.71
672.6 million

Upcoming Events

We are currently scheduled to release January results on Wednesday, February 17, 2010, before the market opens.

Progressive is scheduled to hold a one-hour conference call to address questions on Wednesday, March 3, 2010 at 9:00 a.m., eastern time, subsequent to the posting of our 2009 Shareholders’ Report online and the filing of our 2009 Annual Report on Form 10-K with the SEC. Registration for the teleconference and webcast will be available at http://investors.progressive.com/events.aspx in February 2010.

About Progressive

The Progressive Group of Insurance Companies, in business since 1937, is one of the country’s largest auto insurance groups, the largest seller of motorcycle policies and a market leader in commercial auto insurance based on premiums written.

Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive rates and innovative products and services that meet drivers’ needs throughout their lifetimes, including superior online and in-person customer service, and best-in-class, 24-hour claims service, such as its concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.

Progressive companies offer consumers choices in how to shop for, buy and manage their auto insurance policies. Progressive offers its products, including personal and commercial auto, motorcycle, boat and recreational vehicle insurance, through more than 30,000 independent insurance agencies throughout the U.S. and online and by phone directly from the Company. Private passenger auto products and prices are different when purchased directly from Progressive or through independent agencies. To find an agent or to get a quote, go to http://www.progressive.com.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit http://www.progressive.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding pending loss and loss adjustment expense reserves becomes known. Reported results, therefore, may be volatile in certain accounting periods.